UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

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Clean Coal Technologies, Inc.

(Name of Registrant as Specified in Charter)

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CLEAN COAL TECHNOLOGIES, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	WEDNESDAY, MAY 8, 2013
	TIME:	10:00 AM (LOCAL TIME)
	LOCATION:	DOUBLETREE BY HILTON METROPOLITAN NEW YORK, 569 LEXINGTON AVE, NEW YORK, NY 10022

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET:https://www.iproxydirect.com/CCTCand follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: https://www.iproxydirect.com/CCTC

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE APRIL 24, 2013.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/CCTCUNTIL 11:59 PM EASTERN TIME ON MAY 7, 2013

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.

ELECTION OF DIRECTORS UNTIL THE 2014 ANNUAL MEETING OF STOCKHOLDERS:

ROBIN T EVES

IGNACIO PONCE DE LEON

EDWARD JENNINGS

IVY SANTOSO

ROLAND PERDAMAIAN

2.

AMENDMENT TO  THE COMPANY’S ARTICLES OF INCORPORATION TO (A) EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A SPECIFIC RATIO WITHIN A RANGE FROM 1-FOR-5 TO 1-FOR-35 AND TO GRANT AUTHORIZATION TO THE BOARD OF DIRECTORS TO DETERMINE, AT ITS DISCRETION, THE TIMING AND THE SPECIFIC RATIO OF THE REVERSE STOCK SPLIT (THE “REVERSE STOCK SPLIT”); AND (B) DECREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK IN AN AMOUNT SUFFICIENT TO PROVIDE THE COMPANY WITH APPROXIMATELY 25% OF OUR TOTAL AUTHORIZED SHARES OF COMMON STOCK UNISSUED AND UNRESERVED POST-REVERSE STOCK SPLIT, SUBJECT TO THE BOARD OF DIRECTORS’ AUTHORITY TO ABANDON OR DELAY SUCH AMENDMENT.

3.

ADVISORY VOTE AS TO WHETHER YOU APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY-ON-PAY).

4.

ADVISORY VOTE AS TO WHETHER YOU PREFER A VOTE TO ADVISE US ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, EVERY TWO YEARS OR EVERY THREE YEARS (SAY-ON-PAY FREQUENCY).

5.

RATIFY THE SELECTION OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2013.

6.

TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

PURSUANT TO NEW SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 25, 2013 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $0.00001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 5 AND “THREE YEARS” FOR PROPOSAL 4.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD